UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave Tyler, Texas	77569
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on , on October 30, 2025, each of Christopher Fashek, Thomas Mika, Martin Goldstein, M.D. and Brian Murphy advised the Board of Directors (the “Board”) of NanoVibronix, Inc. (the “Company”) that they do not intend to stand for reelection and would retire from the Board and all committees thereto, effective immediately prior to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Immediately prior to the Annual Meeting, each of Christopher Fashek, Thomas Mika, Martin Goldstein, M.D., and Brian Murphy ceased to be directors of the Board and all committees thereto. Each of Messrs. Fashek, Mika, Goldstein and Murphy’s decision not to stand for reelection as directors of the Board was solely for personal reasons and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

As reported below under Item 5.07 of this Current Report on Form 8-K, the Company held its Annual Meeting, at which the Company’s stockholders approved the first amendment to the NanoVibronix, Inc. 2024 Long-Term Incentive Plan (the “First Amendment”). The First Amendment further increases the number of shares of common stock, par value $0.001 per share (the “Common Stock”) available for issuance pursuant to awards under the Incentive Plan by an additional 1,200,000 shares of Common Stock, to a total of 1,205,454 shares of Common Stock.

For more information about the First Amendment, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 10, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the First Amendment above and such portions of the Proxy Statement are qualified in their entirety by reference to the full text of the First Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 4, 2025, the Company held the Annual Meeting. As of the close of business on October 27, 2025, the record date for the Annual Meeting, there were 1,011,102 shares of Common Stock, outstanding and entitled to vote. Holders of the Company’s Common Stock with a total aggregate voting power of 430,514 votes were present in person or represented by proxy at the Annual Meeting. The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

Proposal 1 - Election of Directors

A proposal to elect five nominees to serve on the Company’s Board, for a term of one year or until their respective successors are elected and qualified, for which the following were nominees: Doron Besser, M.D., David Johnson, Zeev Rotstein, M.D., Nino Pionati, and Alison Geiger Burgett. All nominees were elected to serve as directors. The results of the voting were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Doron Besser, M.D.	68,322	14,295	347,897
David Johnson	68,884	13,733	347,897
Zeev Rotstein, M.D.	68,322	14,295	347,897
Nino Pionati	69,167	13,450	347,897
Alison Geiger Burgett	68,294	14,323	347,897

Proposal 2 - Ratification of Appointment of Auditor

A proposal to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
414,595	7,639	8,280	N/A

Proposal 3 - Approval of the First Amendment to the NanoVibronix, Inc. 2024 Long-Term Incentive Plan

A proposal to approve the First Amendment to the NanoVibronix, Inc. 2024 Long-Term Incentive Plan. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
44,462	36,765	1,390	347,897

Proposal 4 - Approval of the Issuance Proposal

A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying shares of convertible preferred stock and warrants issued by the Company in a private placement in July 2025, in an amount equal to or in excess of 19.99% of Common Stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions applicable to such convertible preferred stock). The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
44,647	34,703	3,267	347,897

Proposal 5 - Adjournment Proposal

A proposal to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of any one or more of the proposals presented at the Annual Meeting (the “Adjournment Proposal”). The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
352,101	68,714	9,699	N/A

Although the Adjournment Proposal received sufficient votes to be approved, no motion to adjourn the Annual Meeting was made because the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to the NanoVibronix, Inc. 2024 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: December 5, 2025	By:	/s/ Doron Besser, M.D.
	Name:	Doron Besser, M.D.
	Title:	Chief Executive Officer